UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
(Rule 14a -101)
Information Required in a Proxy Statement
Schedule 14a Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

FIRST EAGLE FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

FINANCIAL ADVISOR PROXY LETTER

- For Financial Advisor Use Only -

Dear [Financial Advisor NAME]:

During the week of September 14, 2015 or shortly thereafter, your clients who were invested in one or more of the First Eagle funds on the record date of August 18, 2015, will receive a mailing with important proxy information. The proxy asks them to vote on significant proposals related to the Special Meeting of Shareholders to be held on October 20, 2015.

As you are aware, in July we announced that private equity funds managed by Blackstone Capital Partners and Corsair Capital are seeking to make a majority investment in the parent company of First Eagle Investment Management. This prospective change in ownership triggers a regulatory requirement that shareholders approve “new” investment advisory agreements.

At the Special Meeting, shareholders will be asked to consider proposals to approve:

•                  Investment advisory agreements between the First Eagle Funds and First Eagle Investment Management;

•                  With respect to First Eagle Fund of America only, a sub-advisory agreement between First Eagle Investment Management and Iridian Asset Management;

•                  The election of one member to the Board of Trustees of First Eagle Funds. (The nominee currently serves on the Board by appointment of the Trustees.)

After careful consideration, First Eagle Funds’ Board of Trustees believes that these actions are in the best interest of the Funds and their shareholders and urges shareholders to vote in favor of each proposal.

First Eagle Investment Management will continue to serve as the funds’ investment adviser and there will be no change in advisory fees, service levels or the number of shares investors own as a result of this transaction. In addition, it is intended that the same portfolio managers will continue to manage the funds in accordance with the same investment objectives and policies.

We are making you aware of the proxy mailing and the Special Meeting of Shareholders because your clients may contact you with questions. We also want you to know that our proxy solicitor, AST Fund Solutions, may call your clients to confirm that they have received the proxy material, answer any questions they may have, and solicit a proxy vote. If your clients contact you about this, please recommend that they exercise their voting rights no matter how many shares they own. Early voting will help eliminate the need for follow-up mailings and phone calls.

Your clients can exercise their vote using any of the convenient methods listed on the voting instruction form that they will receive in the mail or via email. If they reach out to you and have their voting instruction form ready, you can ask them to log on to www.proxyvote.com, enter the control number found on the voting instruction form, and cast their votes.

If you have discretion to vote on behalf of your clients, we urge you to do so at your earliest convenience, using the above-mentioned web site.

If you would like to review the proxy statement yourself, you can find it at: www.proxyonline.com/docs/firsteagle2015.pdf

For your convenience, we are attaching a template of a letter you can send to your clients to encourage them to cast their vote. If at any point you or your clients have any questions about the voting process, you can reach AST Fund Solutions at (877) 896-3191 between the hours of 9:00am and 10:00pm Eastern Standard Time.

We greatly appreciate your help in encouraging your clients’ participation in this important process. Please feel free to contact me at any time with questions.

Sincerely,

[NAME]

- For Financial Advisor Use Only -

FINANCIAL ADVISOR TO CLIENT REGARDING PROXY LETTER

- For Individual Investor Use -

Dear [Client NAME]:

As a shareholder in one or more of the First Eagle funds, you will receive a mailing with important proxy information during the week of September 14 or shortly thereafter. The proxy will ask you to vote on significant proposals related to a Special Meeting of Shareholders to be held on October 20, 2015.

As you might be aware, in July First Eagle announced that private equity funds managed by Blackstone Capital Partners and Corsair Capital are seeking to make a majority investment in the parent company of First Eagle Investment Management. This prospective change of ownership triggers a regulatory requirement for shareholders to approve “new” investment advisory agreements.

At the Special Meeting, shareholders will be asked to consider proposals to approve:

•                  Investment advisory agreements between the First Eagle Funds and First Eagle Investment Management;

•                  With respect to First Eagle Fund of America only, a sub-advisory agreement between First Eagle Investment Management and Iridian Asset Management;

•                  The election of one member to the Board of Trustees of First Eagle Funds. (The nominee currently serves on the Board by appointment of the Trustees.)

First Eagle Investment Management will continue to serve as the funds’ investment adviser and there will be no change in advisory fees, service levels or the number of shares investors own as a result of this transaction. In addition, it is intended that the same portfolio managers will continue to manage the funds in accordance with the same investment objectives and policies.

The First Eagle Funds’ Board of Trustees believes that these actions are in the best interest of the funds and their shareholders and is urging shareholders to vote in favor of each of these proposals.

To obtain the necessary votes to pass the proposals, First Eagle’s proxy solicitor, AST Fund Solutions, may call you to confirm that you have received the proxy material, answer any of your questions, and encourage you to cast your vote. Early voting will help eliminate the need for follow-up mailings and phone calls.

You can exercise your vote using any of the convenient methods listed on the voting instruction form you will receive in the mail or via email. If you have your voting instruction form handy and are ready to cast your vote online, you may log on to www.proxyvote.com, enter the control number found on the voting instruction form, and cast your votes.

You can review the full proxy statement at: www.proxyonline.com/docs/firsteagle2015.pdf

If you have questions about the voting process, you can reach AST Fund Solutions at (877) 896-3191 between the hours of 9:00am and 10:00pm Eastern Standard Time.

I encourage you to participate in this important process. If you have questions, please feel free to contact me at any time.

Sincerely,

[NAME]

- For Individual Investor Use -

INSTITUTIONAL CLIENT PROXY LETTER

- For Institutional Use Only -

Dear [Client NAME]:

During the week of September 14, 2015 or shortly thereafter, you will receive a mailing with important proxy information related to your investment in the First Eagle funds. The proxy asks you to vote on significant proposals related to the Special Meeting of Shareholders to be held on October 20, 2015.

As you are aware, in July we announced that private equity funds managed by Blackstone Capital Partners and Corsair Capital are seeking to make a majority investment in the parent company of First Eagle Investment Management. This prospective change of ownership triggers a regulatory requirement for shareholders to approve “new” investment advisory agreements.

At the Special Meeting, shareholders will be asked to consider proposals to approve:

•                  Investment advisory agreements between the First Eagle Funds and First Eagle Investment Management;

•                  With respect to First Eagle Fund of America only, a sub-advisory agreement between First Eagle Investment Management and Iridian Asset Management;

•                  The election of one member to the Board of Trustees of First Eagle Funds. (The nominee currently serves on the Board by appointment of the Trustees.)

First Eagle Investment Management will continue to serve as the funds’ investment adviser and there will be no change in advisory fees, service levels or the number of shares investors own as a result of the transaction. In addition, it is intended that the same portfolio managers will continue to manage the funds in accordance with the same investment objectives and policies.

The First Eagle Funds’ Board of Trustees believes that these actions are in the best interest of the funds and their shareholders and is urging shareholders to vote in favor of each of these proposals.

Our proxy solicitor, AST Fund Solutions, may call you to confirm that you have received the proxy material, answer any questions you may have, and solicit a proxy vote. Early voting will help eliminate the need for follow-up mailings and phone calls.

You can exercise your vote using any of the convenient methods listed on the voting instruction form you will receive in the mail or via email. If you have your voting instruction form handy and are ready to cast your vote online, you may log on to www.proxyvote.com, enter the control number found on the voting instruction form, and cast your votes.

You can review the full proxy statement at: www.proxyonline.com/docs/firsteagle2015.pdf

If at any point you have questions about the voting process, you can reach AST Fund Solutions at (877) 896-3191 between the hours of 9:00am and 10:00pm Eastern Standard Time.

We encourage you to participate in this important process. If you have questions, please feel free to contact me at any time.

Sincerely,

[NAME]

- For Institutional Advisor Use Only -

WEBSITE PROXY INFORMATION

- For Individual Investor Use -

First Eagle Funds Proxy Information

First Eagle Funds will hold a Special Meeting of Shareholders on Tuesday, October 20, 2015, beginning at 3:00 p.m. Eastern Time at the JW Marriott Essex House, 160 Central Park South, New York, NY 10019. At the meeting, shareholders will be asked to consider and vote upon the proposals set forth in the Notice of Special Meeting and Proxy Statement.

At the Special Meeting, shareholders will be asked to consider proposals to approve:

• Investment advisory agreements between the First Eagle Funds and First Eagle Investment Management;

• With respect to Fund of America only, a sub-advisory agreement between First Eagle Investment Management and Iridian Asset Management;

• The election of one member to the Board of Trustees of First Eagle Funds. (The nominee currently serves on the Board by appointment of the Trustees.)

After careful consideration, the First Eagle Funds Board of Trustees believes that the proposed actions are in the best interest of the funds and their shareholders and urges shareholders to vote in favor of each of the proposals.

Shareholders can exercise their vote using any of the convenient methods listed on the voting instruction forms they received in the mail or via email.

For any questions, please contact AST Fund Solutions at (877) 896-3191 between the hours of 9:00am and 10:00pm Eastern Standard Time.

The Notice of Special Meeting and Proxy Statement contain further information about the proposed actions and should be read carefully.  To access the Proxy Statement: www.proxyonline.com/docs/firsteagle2015.pdf

- For Individual Investor Use -

First Eagle Funds Level I Script (CONFIRM RECEIPT OF PROXY MATERIAL)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on behalf of a current investment with the First Eagle Funds. I wanted to confirm that you have received the proxy material for the Special Meeting of Shareholders scheduled for October 20, 2015.

Have you received the information?

(Pause for response)

If “Yes” or positive response:

If you’re not able to attend the meeting, I can record your voting instructions by phone.

Your Board of Trustees is recommending a vote “In Favor” of all proposals.

If “No” or negative response:

I would be happy to review the meeting agenda and record your vote by phone.

However, the Board of Trustees is recommending a vote “In Favor” of all proposals.

Would you like to vote along with the Board’s recommendation?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own with the First Eagle Funds before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation — I am recording your (Recap Voting Instructions).

For confirmation purposes:

•                  Please state your full name. (Pause)

•                  According to our records, you reside in (city, state, zip code). (Pause)

•                  To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you.  You will receive written confirmation of this vote within 3 to 5 business days.  Upon receipt, please review and retain for your records.  If you should have any questions please call the toll free number listed on this confirmation.  Mr. /Ms.            , your vote is important and your time is greatly appreciated.  Thank you and have a good (morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY	Updated 9-8-15

MUTUAL FUND PROXY FACT SHEET FOR: FIRST EAGLE FUNDS

SPECIAL MEETING IMPORTANT DATES		SPECIAL MEETING LOCATION
Record Date	AUGUST 18, 2015	JW MARRIOTT ESSEX HOUSE
Mail Date	SEPTEMBER 14, 2015	160 CENTRAL PARK SOUTH
Meeting Date	OCTOBER 20, 2015 @ 3:00PM EDT	NEW YORK, NEW YORK 10019

ADDITIONAL INFORMATION		CONTACT INFORMATION
Ticker Symbol	SEE PAGE 4	Inbound Line	1-877-896-3191
Cusip Number	SEE PAGE 4	Website	www.feim.com

What are shareholders being asked to vote on?

ALL FUNDS

3.              To seek election of a member of the Board of Trustees of the Trust.

BOARD OF TRUSTEES RECOMMENDATION — FOR

1.              To seek shareholder approval of the “new” advisory agreement for the Fund that will continue the existing advisory arrangement with First Eagle Investment Management, LLC (“FEIM”) subsequent to the prospective change of ownership of the parent company of FEIM, Arnhold and S. Bleichroeder Holdings, Inc.

BOARD OF TRUSTEES RECOMMENDATION — FOR

FIRST EAGLE FUND OF AMERICA ONLY

2.              To seek shareholder approval of a “new” subadvisory agreement for the Fund that will continue the existing subadvisory arrangement between FEIM and Iridian Asset Management LLC subsequent to the termination of FEIM’s advisory agreement for the Fund as a result of the Transaction.

BOARD OF TRUSTEES RECOMMENDATION — FOR

ALL FUNDS

PROPOSAL 3:  To seek election of a member of the Board of Trustees of the Trust.

NAME	AGE	TRUSTEE SINCE
Lisa Anderson	65	2005

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 3

For Internal Distribution Only

ALL FUNDS

PROPOSAL 1:  To seek shareholder approval of the “new” advisory agreement for the Fund that will continue the existing advisory arrangement with First Eagle Investment Management, LLC (“FEIM”) subsequent to the prospective change of ownership of the parent company of FEIM, Arnhold and S. Bleichroeder Holdings, Inc.

Why are shareholders being asked to approve the “new” advisory agreement for the Fund?

A shareholder vote is required because of the prospective change of ownership of ASB Holdings (Arnhold and S. Bleichroeder Holdings, Inc.). That transaction will be considered to result in an “assignment” of the advisory agreements. The Board of Trustees of the First Eagle Funds is seeking shareholder approval of the new agreements to continue the advisory arrangements with First Eagle Investment Management.

What is meant by an “assignment”?

An “assignment” is a legal term for an event involving a change in the ultimate ownership of an investment adviser and, under the laws governing U.S. mutual funds, will terminate the advisory agreements and require that the funds seek approval from First Eagle Funds’ shareholders to continue them as “new” agreements.

How will the transaction and “new” advisory agreement affect my fund shares?

The Transaction does not affect the amount of shares you own or the total advisory fees charged to First Eagle Funds. First Eagle Investment Management will continue to serve as First Eagle Funds’ investment adviser with no change in terms or service levels.

Will the day-to-day management of my fund change as a result of the “new” advisory agreement?

It is intended that the same portfolio managers will continue to manage the Funds in accordance with the same investment objectives and policies.

How does the “new” advisory agreement differ from the existing advisory agreement?

The terms and conditions of the new advisory agreements are substantially similar to those under the current arrangements. There is no change in the advisory fees paid to the Adviser.

Will fees increase as a result of the “new” advisory agreement?

The fees payable to the Adviser under the new Agreements will be identical to the fees payable under the original Agreements.

If approved, how long will the “new” advisory agreement remain in effect?

The New Advisory Agreements do not change as to term. The agreement will remain in effect for an initial two-year term, with expected one-year terms after that.

What will happen if shareholders do not approve the “new” advisory agreement?

If the shareholders of a particular Fund do not approve the New Advisory Agreement with respect to that Fund and the Transaction is consummated, the Trustees, in consultation with the Adviser, will consider what further action to take consistent with their fiduciary duties to that Fund. Such action will initially include obtaining for the Fund interim investment advisory services from the Adviser at no more than the current fee rate for up to 150 days following the Transaction. In the event the Transaction is not consummated, the Adviser will continue to serve as investment adviser to the Funds pursuant to the terms of the existing advisory agreements.

Can you provide me with additional information on the transaction?

The transaction will lead to the prospective change of ownership of the parent company of First Eagle Investment Management, ASB Holdings. The acquisition will occur via the merger of ASB Holdings with a newly-formed subsidiary of Buyer, with ASB Holdings being the surviving company in the merger and continuing as a majority-owned subsidiary of Buyer. The transaction includes the sale by funds affiliated with TA Associates, L.P. of their entire investment in First Eagle Investment Management.

Who is the buyer?

In the Transaction, an entity owned by a consortium of funds advised or managed by Blackstone Management Partners L.L.C. (and its affiliates) and Corsair Capital, LLC (and its affiliates) and certain co-investors proposes to directly acquire a majority of the outstanding equity of ASB Holdings such that Buyer will indirectly acquire a majority interest in First Eagle Investment Management.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 1

FIRST EAGLE FUND OF AMERICA ONLY

PROPOSAL 2:  To seek shareholder approval of a “new” subadvisory agreement for the Fund that will continue the existing subadvisory arrangement between FEIM and Iridian Asset Management LLC subsequent to the termination of FEIM’s advisory agreement for the Fund as a result of the Transaction.

Why are shareholders being asked to approve a “new” subadvisory agreement for the Fund?

Continuation of the subadvisory agreement as a “new” subadvisory agreement is needed because the current subadvisory agreement will terminate when the First Eagle Investment Management advisory agreement for the Fund terminates. Accordingly, the Board of Trustees of the First Eagle Funds is seeking shareholder approval to continue the subadvisory arrangement between First Eagle Investment Management and Iridian. The Board believes continuing the subadvisory arrangement will be beneficial to First Eagle Fund of America and its shareholders by, among other things, offering the continued ability to benefit from the expertise of the same portfolio managers of Iridian currently managing the Fund.

Will the day-to-day management of my fund change as a result of the “new” advisory agreement?

The same portfolio managers will continue to manage First Eagle Fund of America in accordance with the same investment objectives and policies.

How does the “new” subadvisory agreement differ from the existing advisory agreement?

The terms and conditions of the New Subadvisory Agreement are substantially similar to the original subadvisory agreement, except that certain now irrelevant references to Iridian’s former parent company have been removed.

Will fees increase as a result of the “new” subadvisory agreement?

The fees payable to Iridian under the New Subadvisory Agreement will be identical to the fees payable to Iridian for subadvisory services under the original subadvisory agreement. Those fees will continue to be paid by the Adviser and, under the New Subadvisory Agreement, there will be no increase in the total advisory fees borne by Shareholders.

If approved, how long will the “new” subadvisory agreement remain in effect?

The New Subadvisory Agreement does not change as to term. The agreement will remain in effect for an initial two-year term, with expected one-year terms after that.

What will happen if shareholders do not approve the “new” subadvisory agreement?

If the shareholders of First Eagle Fund of America do not approve the New Subdvisory Agreement and the Transaction is consummated, the Trustees, in consultation with the Adviser, will consider what further action to take consistent with their fiduciary duties to the Fund. Such action will initially include obtaining for the Fund interim investment subadvisory services from Iridian at no more than the current fee rate for up to 150 days following the Transaction. In the event the Transaction is not consummated, Iridian will continue to serve as subadviser to the Fund pursuant to the terms of the existing subadvisory agreement.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 2

VOTING METHODS

PHONE:

To cast your vote by telephone with a proxy specialist, call the toll-free number listed on your proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

TOUCH-TONE:	To cast your vote via a touch-tone voting line, call the toll-free number and enter the control number found on your proxy card.

INTERNET:	To vote via the Internet, go to the website on your proxy card and enter the control number found on the proxy card.

Proxy Materials Are Available Online At: www.proxyonline.com/docs/firsteagle2015.pdf

FUND	CLASS	CUSIP	TICKER
First Eagle Absolute Return Fund	A	32008F655	FEXAX
First Eagle Absolute Return Fund	C	32008F648	FEXCX
First Eagle Absolute Return Fund	I	32008F630	FEXIX
First Eagle Fund of America	Y	32008F838	FEAFX
First Eagle Fund of America	A	32008F853	FEFAX
First Eagle Fund of America	C	32008F846	FEAMX
First Eagle Fund of America	I	32008F663	FRTEGL
First Eagle Global Fund	A	32008F507	SGENX
First Eagle Global Fund	C	32008F705	FESGX
First Eagle Global Fund	I	32008F606	SGIIX
First Eagle Global Income Builder Fund	A	32008F697	FEBAX
First Eagle Global Income Builder Fund	C	32008F689	FEBCX
First Eagle Global Income Builder Fund	I	32008F671	FEBIX
First Eagle Gold Fund	A	32008F408	SGGDX
First Eagle Gold Fund	C	32008F788	FEGOX
First Eagle Gold Fund	I	32008F770	FEGIX
First Eagle High Yield Fund	A	32008F739	FEHAX
First Eagle High Yield Fund	C	32008F721	FEHCX
First Eagle High Yield Fund	I	32008F713	FEHIX
First Eagle Overseas Fund	A	32008F101	SGOVX
First Eagle Overseas Fund	C	32008F804	FESOX
First Eagle Overseas Fund	I	32008F200	SGOIX
First Eagle U.S. Value Fund	A	32008F887	FEVAX
First Eagle U.S. Value Fund	C	32008F879	FEVCK
First Eagle U.S. Value Fund	I	32008F861	FEVIX

First Eagle Funds Alternative Outreach Communications (Start of Campaign Script)

Hello.  By now you should have received proxy material relating to the First Eagle Funds Special Meeting of Shareholders scheduled to take place on October 20th. You are being asked to vote on important initiatives that will enable the current advisor and subadvisor to continue to serve each Fund.  You are also being asked to vote on the election of a current trustee to continue to serve on the Board. Voting your proxy will help First Eagle Funds achieve these meeting objectives in the most time sensitive and cost efficient way. To cast your vote with a live representative now, please press 1.

(Pause and listen 2 seconds)

1 Forwards to Vote Rep

“This process is simple and will only take a few moments of your time. To cast your vote, please press 1 now.”

1 forwards to Vote Rep (Pause and listen 2 seconds)

If you have any questions about the Special Meeting or would like another copy of the proxy material, please press 2 now. For more information about your investment with the First Eagle Funds please press 3 now.

2 forwards to material request line (Pause and listen 2 seconds

3 plays message below and forwards to information line

“As of (record date) you owned one or more investments in the First Eagle Funds. Please hold for a representative who can provide additional information.”

(Pause and listen 2 seconds) Then forwards to information line

To repeat this message press 9 or for further assistance press 2 now to speak to a representative. To end this call press 5.

(Pause and listen 2 seconds)

5 Plays the following message.

Thank you for your consideration.   Have a nice day.

(Pause and listen 2 seconds)

If you received this message on your answering machine you may contact us toll free at 1-877-896-3191 from 9am to 11pm Eastern Time, Monday through Friday.

ANSWERING MACHINE SCRIPT FOR AOC

Hello. We have been trying to reach you regarding an important initiative concerning your investment in First Eagle Funds.

Please contact us at your earliest convenience at 1-877-896-3191 between the hours of 9am and 11pm Eastern Time, Monday through Friday.

Your time is greatly appreciated. Thank you and have a good day.

FOR INTERNAL DISTRIBUTION ONLY	Updated 9-14-15